Exhibit 10.28

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS

BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT

IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THIRD AMENDMENT TO COVID-19 TESTING LABORATORY SERVICES AGREEMENT

This third amendment (“Third Amendment”) is made effective as of August 7, 2020 (“Amendment Effective Date”) and shall serve to modify that certain COVID-19 Testing Laboratory Services Agreement dated April 3, 2020 (“Agreement”) by and between Centura Health Corporation (“Hospital”) and Biodesix, Inc. (“Biodesix”).

Background

Biodesix entered into the Agreement to provide Hospital with COVID-19 Testing services. Parties wish to amend the Agreement to establish the quantities of ddPCR specimens subject to the results delivery time guarantees.

NOW, THEREFORE, in consideration of the foregoing and the promises and conditions of this Third Amendment, the parties agree as follows:

1.	All capitalized terms in this Third Amendment shall have the same meaning as defined in the Agreement.

2.	The Agreement shall be amended as follows:

a.	DELETE AND REPLACE: Recital Section A shall be deleted in its entirety and replaced with the following:

“A. Biodesix operates clinical laboratories that are duly licensed, and are certified under all applicable federal and state statutes and regulations and the Medicare and Medicaid programs, and at which it provides COVID-19 Droplet Digital PCR testing and SARS Co V-2 total antibody testing each of which has been authorized under Emergency Use Authorizations by the FDA (collectively “COVID Testing”, and each test, individually, a “COVID Test).”

b.	DELETE AND REPLACE: Item b (ii) of Section 1 as amended in the First Amendment shall be deleted in its entirely and replaced with the following:

“For any given day that samples are delivered to Biodesix, provided that samples are available foregularly scheduled delivery to Biodesix and not subject to any exceptions listed in Section 3c, and further provided that no more than [***] ddPCR tests are received by Biodesix that day, Biodesix will guarantee to provide (1) test results for at least [***] of the first [***] tests received within [***] hours of sample arrival at Biodesix, and (2) test results for at least [***] of the remaining tests [***] received within [***] hours of sample arrival at Biodesix. For all tests received over [***] tests in any given day, Biodesix shall use best efforts to deliver results as soon as commercially possible. Biodesix will report results to the authorized Hospital personnel using its standard report or other required documentation for the submitted specimen for COVID Testing.”

Confidential Information

Biodesix-Centura Health (3rd Amd to COVID-19 Testing Agreement)

(07152020)

c.	ADDITION: a new Section l .d. is herebys added as follows

“For COVID Testing not subject to the Retainer, Hospital will deliver samples to Biodesix via accepted courier service from the sites in Appendix A. Biodesix will report results to the authorized hospital personnel using its standard report or other required documentation for the submitted specimen for the COVID Testing.”

d.	DELETION AND REPLACEMENT: Section 5 as amended in the First Amendment shall be deleted in its entirely ad replaced with the following:

“Hospital shall agree to purchase a quantity of COVID Testing tests (“Purchase Volume”) to cover two weeks of Hospital’s projected volume, currently projected as [***] COVID Tests. Hospital shall arrange with Biodesix for a fixed pre-payment retainer with an initial balance (“Retainer”) equal to the value of the Purchase Volume. The cost per test shall be [***] (“Price”) and the Retainer balance shall be [***] (initial balance of [***]). The Retainer shall be drawn down by Biodesix on a per test basis at the Price until a balance of [***] of the Retainer remains (a balance of [***]). At such time, Hospital will assess its projected future needs for such testing based on then-current trends. Hospital agrees to purchase, at its own discretion, additional COVID Testing tests in increments of [***] tests, as deemed necessary by such trending assessments, in order to maintain a minimum Retainer balance of [***].

The Retainer may be increased at Hospital’s sole discretion at the Price for each additional pre¬paid test. The Price shall be reviewed by Biodesix and Hospital after six (6) months. Any pre¬existing balance Hospital has with Biodesix predating this Third Amendment shall be added to the Retainer.

If Hospital disputes anything included in Biodesix’s submission pursuant to this Section 5, Hospital shall notify Biodesix, in writing, not less than [***] business days after receipt of such submission. Failure to respond shall be deemed approval of such submission. The parties shall work in good faith to resolve any disagreements regarding submissions under Section 5.”

e.	DELETE AND REPLACE: Exhibit A — Centura Health Facilities is hereby deleted in its entirety and replaced with the attached Exhibit A — Revised Centural Health Facilities.

3.

This Third Amendment, together with the Agreement, constitute the entire agreement between the parties with respect to the subject matter contained therein, and together, supersede and replace any and all prior and contemporaneous understands, arrangements and agreements, whether oral or written, with respect to the subject matter.

Confidential Information

Biodesix-Centura Health (3rd Amd to COVID-19 Testing Agreement)

(07152020)

4.

Except as provided hereinabove, the parties hereby confirm and ratify that all terms and conditions of the Agreement, as heretofore amended, are in full force and effect and shall continue to apply, as amended by this Third Amendment.

5.

This Third Amendment may be executed in two or more identical counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute the Third Amendment when a duly authorized representative of each arty has signed a counterpart. Each party agrees that the delivery of the Third Amendment by facsimile or electronic transmission shall have the same force and effect as delivery of original signatures and that each party may use such facsimile or electronic signatures as evidence of the execution and delivery of the Third Amendment by all parties to the same extent that an original signature could be used.

Confidential Information

Biodesix-Centura Health (3rd Amd to COVID-19 Testing Agreement)

(07152020)

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed in multiple counterparts by their duly authorized representatives as of the Amendment Effective Date.

Centura Health Corporation		Biodesix, Inc.

By:	/s/ Clint Hinman	By:	/s/ Robin Harper Cowie

Name:	Clint Hinman	Name:	Robin Harper Cowie

Title:	VP of Pharmacy and Shared Services	Title:	CFO

Confidential Information

Biodesix-Centura Health (3rd Amd to COVID-19 Testing Agreement)

(07152020)

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